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                                                                    EXHIBIT 21.1

Subsidiaries                                      State of Organization
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TruVision Wireless, Inc                                  Delaware
TruVision Wireless of Chattanooga, Inc.                  Delaware
TruVision Wireless of Flippin, Inc.                      Delaware
TruVision Wireless of Gadsden, Inc.                      Delaware
TruVision Wireless of Memphis, Inc.                      Delaware
TruVision Wireless of Jacksonville, Inc.                 Delaware
TruVision Wireless of Huntsville, Inc.                   Delaware
TruVision Wireless of Lawrenceburg, Inc.                 Delaware
Wireless One, Inc.                                       Delaware
Wireless One Operating Company, L.L.C.                   Texas
Wireless One Operating Company, Inc.                     Delaware
Wireless One of Baton Rouge, Inc.                        Delaware
Wireless One of Bunkie, Inc.                             Delaware
Wireless One of Houma, Inc.                              Delaware
Wireless One of Husser, Inc.                             Delaware
Wireless One of Lafayette, Inc.                          Delaware
Wireless One of Lake Charles, Inc.                       Delaware
Wireless One of Monroe, Inc.                             Delaware
Wireless One of Baldwin County, Inc.                     Delaware
Wireless One of Bucks, Inc.                              Delaware
Wireless One of Muscle Shoals, Inc.                      Delaware
Wireless One of Brenham, Inc.                            Delaware
Wireless One of Bryan, Tx., Inc.                         Delaware
Wireless One of Milano, Inc.                             Delaware
Wireless One of Wharton, Inc.                            Delaware
Gulf Coast Wireless, Inc.                                Texas
Wireless One of Fort Walton, Inc.                        Delaware
Wireless One of Gainesville, Inc.                        Delaware
Wireless One of Ocala, Inc.                              Delaware
Wireless One of Panama City, Inc.                        Delaware
Pan Wireless Communication, Inc.                         Delaware
Wireless One of Pensacola, Inc.                          Delaware
Wireless One of Chattanooga, Inc.                        Delaware
Wireless One of Tullahoma, Inc.                          Delaware
Wireless One of Jeffersonville, Inc.                     Delaware
Wireless One PCS, Inc.                                   Delaware